                                                 EXHIBIT 10.19

                                       PHOENIX INVESTMENT PARTNERS, LTD.
                                         2002 INVESTMENT INCENTIVE PLAN

                                               DPIM FIXED INCOME

                                                    «NAME»

                                                                                                  Exhibit 10.19

                                      PHOENIX INVESTMENT PARTNERS, LTD.
                                       2002 INVESTMENT INCENTIVE PLAN

                                               DPIM FIXED INCOME

                                                   «NAME»

                                                                                                  Exhibit 10.19

                                     2002 Investment Incentive Plan

PURPOSE

Phoenix Investment Partners' 2002 Investment Incentive Plan provides an opportunity for Investment Plan participants to significantly enhance their compensation if Phoenix Investment Partners achieves its plan and their investment team meets expectations.

PLAN SUMMARY

      •   Company incentive pool based on earnings
      •   Investment team pool based on team performance
      •   Individual awards

PLAN COMPONENTS

•    Company Incentive Pool - A Company incentive pool will be determined based on PXP cash operating earnings.  At target, the pool will be funded in an amount equal to the sum of the target incentives for all participants in the Management Incentive Plan and the Investment Incentive Plan. This pool will increase or decrease by 35% of any change in cash operating earnings.

•    Pool Allocation - Once Company financial results are determined, the Company pool will be allocated in proportion to the sum of the target incentives for all participants in the  Management Incentive Plan and the Investment Incentive Plan.  Allocation to the individual investment plans will be based on relative success of each investment incentive plan.  (See Exhibit A for pool allocation example)

•    Investment Team Objectives - At the beginning of each year, expectations are set for each team, which emphasize specific peer group or index measures.  (See Exhibit B for your performance expectations)

•    Incentive Calculation - The total incentive award is calculated in the following steps:
          1. Company pool created based on adjusted cash operating earnings and allocated between MIP and IIP
          2. IIP pool allocated to all investment teams based on their performance relative to benchmarks and peer groups
          3. 70% of the award is based on team performance and 30% is based on discretion
         (See Exhibit C for calculation example)

                                                                                                  Exhibit 10.19

•    Discretionary Award - In determining the discretionary award consideration will be given, but not limited to, New Revenue Generation, Investment Performance, Sales Effort, Product Development and Expense
     Control.  Consideration may also be given to rankings in other related peer groups and indexes.

INCENTIVE TARGET

Annually, target incentive awards are established for each participant. Your target incentive award for 2002 is $«TARGET».  Your actual incentive award can range from a minimum of  $0 to a maximum of $«MAX».

ELIGIBILITY

Your eligibility for this plan is based on your role in substantially influencing the achievement of Company and investment results. If your employment is terminated for any reason (voluntary or involuntary) other than death, disability or retirement you will not receive a bonus payment. In the event of termination during the plan year due to death, disability, or retirement, a pro-rata payment will be made. Employees who become eligible for participation in the plan during the plan year will be eligible for a pro-rata award based on the number of months as a plan participant. You must be actively employed by the Company on the day the award is paid. The Plan does not provide for any pro-rata distribution except as outlined above.

PROCESS FOR DETERMINING INCENTIVE PLAN AWARDS

Following the close of the plan year, investment results and business growth will be determined.
Recommendations for individual awards will be based on overall investment results, on your contribution to achieving those results, and on business growth.

These recommendations will be submitted to the Chief Executive Officer.  The Chief Executive Officer may at his
discretion, modify awards based on individual contribution or overall investment and Company results.
Regardless of eligibility criteria stated above, employees have no right or entitlement to any incentive award or calculation until conditions stated in the plan are met, approvals are received and payments are made. The
Company may amend or terminate this plan at any time without advance notice. No consent of any employee is required to terminate, modify or change this plan. Incentives will be paid subject to normal withholdings and plan deferrals as soon as is practical after approval by the Chief Executive Officer. All incentive plan awards are paid at the discretion of the Company.

IMPACT ON BENEFITS

Incentive payments made under the plan will not be used to determine pay-related benefits under the qualified or non-qualified benefit plans maintained by the Company.

                                                                                                  Exhibit 10.19

                                                                                                      Exhibit A

                                          Incentive Pool Allocation

                                                     Cash
                                                  Operating
                                                   Earnings
                                              /                 \
                                             /                   \
                                         MIP                     IIP
                                          /                        \
                                         /                          \
                                 LOB &                           Teams
                              Corporate
                                     /                                 \
                                    /                                   \
                         Individual                                     Individual

                                                                                                  Exhibit 10.19

                                         DPIM Fixed Income Plan

The components of the Plan are as follows:

                        Components                                                Weighting

           Performance vs. Mercer Core Investment
                        Grade Universe                                               35%

             Performance vs. Lehman Aggregate                                        35%

                        Discretion                                                   30%
                                                                                     ---

                           Total                                                    100%

                                                                                                  Exhibit 10.19

                                                                                                      Exhibit B

                                              DPIM Fixed Income

                                          Performance Expectations

Target Peer Ranking                 Top 40% measured over a one-year period and top 34% measured over a three-year period.

                                    For 2002 this will be measured on a one-year basis.  For 2003 this will be measured over a one- and two-year basis.  For 2004 and thereafter this will be measured over a one- and three-year basis.

Target Performance
vs. Index                           35 bp above Lehman Aggregate over one-year and three-year periods.

                                    For 2002 this will be measured on a one-year basis.  For 2003 this will be measured over a one- and two-year basis.  For 2004 and thereafter this will be measured over a one- and three-year basis.

                                    Refer to attached.

                                                                                                  Exhibit 10.19

                                             Investment Incentive Plan

                                                 Team Award Scale

                                                      Percent of Maximum

      Peer Group Ranking                     One Year Period          Three Year Period

             20%                                                                100%
             22%                                                                 92%
             24%                                                                 85%
             26%                                                                 78%
             28%                                                                 71%
             30%                               100%                              64%
             32%                                90%                              57%
             34%                                80%                              50%
             36%                                70%                              44%
             38%                                60%                              38%
             40%                                50%                              31%
             42%                                40%                              25%
             44%                                30%                              19%
             46%                                20%                              12%
             48%                                10%                              6%
             50%                                0%                               0%

Target peer ranking                  One year - 40%                       Three year - 34%

                                                                                                  Exhibit 10.19

                                                 DPIM Fixed Income

                                             Lehman Index Measurement

                 The following table shows the bonus amount paid as a percentage of maximum for one and three year performance relative to the Lehman Aggregate Bond Index:

                                    Basis Points Above Index       Percent of Maximum

                                                 10                          0
                                                 11                          2
                                                 12                          4
                                                 13                          6
                                                 14                          8
                                                 15                         10
                                                 16                         12
                                                 17                         14
                                                 18                         16
                                                 19                         18
                                                 20                         20
                                                 21                         22
                                                 22                         24
                                                 23                         26
                                                 24                         28
                                                 25                         30
                                                 26                         32
                                                 27                         34
                                                 28                         36
                                                 29                         38
                                                 30                         40
                                                 31                         42
                                                 32                         44
                                                 33                         46
                                                 34                         48
                                                 35                         50
                                                 36                         52
                                                 37                         54
                                                 38                         56
                                                 39                         58
                                                 40                         60
                                                 41                         62
                                                 42                         64
                                                 43                         66
                                                 44                         68

                                                                                                  Exhibit 10.19

                                     Basis Points Above Index       Percent of Maximum

                                                 45                         70
                                                 46                         72
                                                 47                         74
                                                 48                         76
                                                 49                         78
                                                 50                         80
                                                 51                         82
                                                 52                         84
                                                 53                         86
                                                 54                         88
                                                 55                         90
                                                 56                         92
                                                 57                         94
                                                 58                         96
                                                 59                         98
                                                 60                        100

                                                                                                  Exhibit 10.19

                                                                                                    Exhibit C

                                                 DPIM Fixed Income

                                        Incentive Plan Calculation Example

Example Company Assumptions
Actual Company pool is 80% of plan

Example Participant  Assumptions
Bonus Target - $50,000
Bonus Maximum - $100,000

Example Team Performance  Assumptions
                                                 % of Peer            Lehman
Fund performance relative to benchmarks            Group           Basis Points
                                                                   Above Index
                                                ------------      ---------------
One year period                                     40%               39 bps
Three year period                                   34%               43 bps

Maximum Incentive Award
                                                  Weight          Max Incentive
                                                ------------      ---------------
Team performance                                    70%              $70,000
Management discretion                               30%              $30,000
                                                    ---              -------
Total                                              100%              $100,000

Calculation Example
                                                                                    % of Max        Example
Team Performance                                  Weight        Max Incentive        Payout         Payout
                                                ------------    ---------------    -----------    ------------

Peer group one year performance                    17.5%           $17,500            50%*           $8,750
Peer group three year performance                  17.5%           $17,500            50%*           $8,750
Benchmark one-year performance                     17.5%           $17,500            58%*          $10,150
Benchmark three-year performance                   17.5%           $17,500            66%*          $11,550
                                                   -----           -------            ----          -------
Team Total                                          70%            $70,000                          $39,200

Management Discretion                               30%            $30,000            60%**         $18,000
Sub Total                                                                                           $57,200

In this example the final payout is subject to adjustment depending on the size of the company earnings pool and the performance of this team relative to all the other IIP teams.

* Values derived from the Team Award Scales and the Lehman Index Measurement based on example performance.
** Based on subjective evaluation of individual's contribution.